UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 26, 2025

THARIMMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41210	84-2642541
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

34 Shrewsbury Avenue, Suite 1C

Red Bank, NJ 07701

(Address of principal executive offices, including zip code)

(732) 889-3111

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	THAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Tharimmune, Inc. (the “Company”) is filing this Current Report on Form 8-K/A (this “Amended Report”) to include Exhibits 10.1, 10.2 and 4.1.

Item 1.01 Entry into a Material Definitive Agreement.

On August 26, 2025, Tharimmune, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) in relation to a registered direct offering (the “Offering”) with certain purchasers, under the Shelf Registration Statement (as defined below), of $5.35 million of the Company’s securities (the “Securities”), consisting of 1,188,888 shares of Common Stock, par value $0.0001 per share (or common stock equivalents) at a price of $4.50 per share of Common Stock.

In relation to the Offering, a shelf registration statement on Form S-3 (File No. 333-270684, the “Shelf Registration Statement”) relating to the securities being offered in the Offering was previously filed with the U.S. Securities and Exchange Commission (the “SEC”) and became effective on March 24, 2023. The shares of Common Stock and shares underlying the Pre-Funded Warrants are being offered only by means of a prospectus supplement and the accompanying prospectus filed with the SEC.

The Offering is expected to close on August 27, 2025 subject to customary closing conditions.

Pursuant to a placement agency agreement dated as of August 26, 2025 (the “Placement Agency Agreement”), the Company engaged President Street Global, LLC and RF Lafferty & Co., Inc. (collectively, the “Placement Agents”) to act as the exclusive co-placement agents in connection with the Offering. The Company has agreed to pay the Placement Agents a cash fee equal to 10.0% of the aggregate gross proceeds from the sale of the securities.

The foregoing descriptions of the Purchase Agreement, Placement Agency Agreement and the Form of Pre-Funded Warrant are qualified in their entirety by reference to the full text of the forms thereof, which are attached as Exhibits 10.1, 10.2 and 4.1, respectively, hereto and incorporated by reference herein.

A copy of the opinion of Sheppard Mullin Richter & Hampton LLP relating to the validity of the Securities is filed herewith as Exhibit 5.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Pre-Funded Warrant
5.1	Opinion of Sheppard Mullin Richter & Hampton LLP
10.1	Form of Securities Purchase Agreement
10.2	Placement Agency Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2025	Tharimmune, Inc.

/s/ Sireesh Appajosyula
Sireesh Appajosyula
Chief Executive Officer